Other Non-Current Assets - Schedule of Other Non-current Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2023	Dec. 31, 2022		Dec. 31, 2021	[1]
Miscellaneous non-current assets [abstract]
Deductible value-added tax	$ 108	$ 159
Prepayments for purchase of non-current assets	0	59
Others	24	34
Other non-current assets	$ 132	$ 252	[1]	$ 2,950

[1]
(i)    The Group elected to change its presentation currency from RMB to USD with effect from January 1, 2023 as described in Note 2 to these consolidated financial statements. The consolidated balance sheets as of January 1, 2022 and December 31, 2022 have been re-presented to reflect the Group's change in presentation currency.